Exhibit 10.1

Execution Version

SECOND AMENDMENT AND CONFIRMATION AGREEMENT

This   SECOND   AMENDMENT   AND   CONFIRMATION   AGREEMENT  (this “Agreement”) is entered into as of April 14, 2017, among ATN INTERNATIONAL, INC. (f/k/a Atlantic Tele-Network, Inc.), a Delaware corporation (“Borrower”), each of the subsidiaries of Borrower identified as guarantors on the signature pages hereto (individually, a “Guarantor” and, collectively, the “Guarantors”; and together with Borrower, individually a “Loan Party” and, collectively, the “Loan Parties”), COBANK, ACB, as  Administrative Agent (“Administrative Agent”), and each of the financial institutions executing this Agreement and identified as a Lender on the signature pages hereto (collectively, the “Consenting Lenders”).

RECITALS

WHEREAS, Borrower, the Guarantors and the Lenders (as defined therein) have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of December 19, 2014, as amended by that certain Amendment, Consent and Confirmation Agreement, dated as  of January 11, 2016, by and among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto (as so amended and as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”); and

WHEREAS, Borrower has requested and the Consenting Lenders, in their capacity as Requisite Lenders under the Credit Agreement, have agreed, subject to the terms and conditions provided herein, to certain amendments with respect to the Loan Documents as more fully described herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of Borrower, the Guarantors and the Consenting Lenders hereby agrees as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. In reliance on the representations, warranties and affirmations of Borrower and the Guarantors contained in this Agreement and in connection with the request of Borrower for the amendments provided herein and subject to the effectiveness of this Agreement as described below, Subsection 10.1 of the Credit Agreement is hereby amended as set forth below:

(A)     The defined terms “KeyTech” and “KeyTech Subsidiaries” are hereby deleted in their entirety.

(B)     The following definitions are added or amended and restated to read in their entirety as follows:

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“HSBC Indebtedness” means (i) the Indebtedness incurred by One Communications and/or any of the One Communications Subsidiaries from time to time (x) pursuant to the HSBC Loan Documents, as amended, modified, supplemented, extended or restated from time to time, in an aggregate principal amount (excluding, for the avoidance of doubt, obligations with respect to interest rate protection and similar agreements) at any one time outstanding not to exceed $50,000,000 and (y) in connection with any overdraft or similar facilities in favor of HSBC and any interest rate protection and similar agreements entered into in connection therewith, as amended, modified, supplemented, extended or restated from time to time, in an aggregate principal amount (excluding, for the avoidance of doubt, obligations with respect to interest rate protection and similar agreements) at any one time outstanding not to exceed $10,000,000, and (ii) any modification, replacement, refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above; provided that (x) the aggregate principal amount of any such Indebtedness does not exceed the aggregate  principal amount of such Indebtedness which could be incurred pursuant to subclause (i) above immediately prior to such modification, replacement, refinancing, refunding, renewal or extension, except by an amount (which amount shall in no event exceed $3,000,000) equal to the unpaid accrued interest and premium thereon as of the date of such modification, replacement, refinancing, refunding, renewal or extension plus reasonable legal fees and expenses and upfront, structuring, arrangement or similar fees or original issue discount paid or incurred as of the date of such modification, replacement, refinancing, refunding, renewal or extension in connection with such modification, replacement, refinancing, refunding, renewal or extension and (y) the direct and contingent obligors with respect to such Indebtedness include only One Communications and/or any One Communications Subsidiaries.

“HSBC Loan Agreement” means the Amended and Restated Facility Agreement, as amended, modified, supplemented, extended or restated from time to time, among One Communications, certain One Communications Subsidiaries from time to time and HSBC, dated as of April 14, 2017.

“One Communications” means One Communications Ltd. (f/k/a KeyTech Limited), a Bermuda limited liability company.

“One Communications Subsidiaries” means the direct and indirect Subsidiaries of One Communications.

SECTION 3.  No Novation.  This Agreement shall not constitute a novation of  the Credit Agreement or any other Loan Document. Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and the Loan Documents shall remain in full force and effect. On and after the effectiveness of this Agreement,  each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other

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Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

SECTION 4. Representations and Warranties. Each of the Loan  Parties  hereby represents and warrants to the Lenders as follows:

(A)      Such Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and general principles of equity.

(B)      The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

(1)     require any Governmental Approval (except as previously obtained) or violate any Applicable Law relating to such Loan Party;

(2)     materially conflict with, result in a material breach of or constitute a material default under the organizational documents of such Loan Party;

(3)     conflict with, result in a breach of or constitute a default under any Governmental Approval relating to such Person except as would not reasonably be expected to have a Material Adverse Effect; or

(4)     result in or require the creation or imposition of any Lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such Loan Party.

(C)      The representations and warranties of such Loan Party set forth in the Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except for any representation or warranty limited by its terms to a specific date.

(D)      No event shall have occurred and be continuing that constitutes an Event of Default or a Default.

SECTION 5. Borrower Confirmations. Borrower hereby confirms and agrees that (a) each Security Document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement as amended hereby.

SECTION 6. Guarantor Confirmations. Each of the  Guarantors  hereby confirms and agrees that (a) its guarantee contained in the Credit Agreement and each Security Document to which it is a party is and shall continue to be in full force and effect,

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and (b) the obligations guaranteed or secured by each such applicable document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement as amended hereby.

SECTION 7. Effectiveness of this Agreement. This Agreement shall  be  effective only upon (i) receipt by Administrative Agent of an execution counterpart hereto signed by Borrower, each Guarantor, and the Requisite Lenders, and (ii) payment by Borrower to Administrative Agent, on behalf of and for the benefit of the Consenting Lenders, of an amendment fee equal to $2,500 for each Consenting Lender.

SECTION 8. Costs and Expenses. Borrower agrees to pay to Administrative Agent, on demand, all reasonable and documented out-of-pocket costs and expenses incurred by Administrative Agent, including, without limitation, the reasonable and documented fees and expenses of one counsel retained by Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement  and all other instruments and documents contemplated hereby.

SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10. Governed under Provisions of Credit Agreement. This Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement, including the governing law provisions thereof.

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Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER:
ATN INTERNATIONAL,INC., formerly known as
ATLANTIC TELE-NETWORK, INC.

	By:	/s/ Justin Benincasa

GUARANTORS:
COMMNET WIRELESS, LLC
COMMNET FOUR CORNERS, LLC
COMMNET OF ARIZONA, L.L.C.
GILA COUNTY WIRELESS, LLC
EXCOMM, L.L.C.
COMMNET OF NEVADA, LLC
TISDALE NEBRASKA, LLC
TISDALE TELEPHONE COMPANY, LLC
COMMNET OF GEORGIA, LLC
CHOICE COMMUNICATIONS, LLC
COMMNET NEWCO, LLC
COMMNET OF TEXAS, LLC
ESSEXTEL, INC.

	By:	/s/ Justin Benincasa

SAL SPECTRUM LLC
	By:	ATN International, Inc., its Sole Member

	By:	/s/ Justin Benincasa

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COBANK, ACB, as Administrative Agent and as a Lender

By:	/s/ Gary Franke

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Laura Gimena

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FIFTH THIRD BANK, as a Lender

By:	/s/ Neil Kiernan

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MUFG UNION BANK, N.A., as a Lender

By:	/s/ Ola Anderssen

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AGFIRST FARM CREDIT BANK, as a Voting Participant

By:	/s/ Leighton McLendon

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AMERICAN AG CREDIT, FLCA, as a Voting Participant

By:	/s/ Bradley K. Leafgren

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FARM CREDIT EAST, ACA, as a Voting Participant

By:	/s/ Kerri Sears

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FARM CREDIT WEST, FLCA, as a Voting Participant

By:	/s/ Ben Madonna

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FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:	/s/ Nicholas King

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NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Jeremy A. Roewe